Exhibit 21
SUBSIDIARIES OF REGISTRANT

General Electric’s principal affiliates as of December 31, 2022, are listed below. All other affiliates, if considered in the aggregate as a single affiliate, would not constitute a significant subsidiary.

AFFILIATES OF REGISTRANT INCLUDED IN REGISTRANT’S FINANCIAL STATEMENTS

	Percentage of voting
	securities directly or	State or Country
	indirectly owned by	of incorporation
	registrant (1)	or organization
Aero Products and Services JV, LLC	50	Delaware
Aero Service Technologies Italy S.r.l.	50	Italy
AIRCRAFT SERVICES CORPORATION	100	Nevada
Arcam AB	100	Sweden
Avio Inc.	100	Delaware
Bank BPH SpóBka Akcyjna	100	Poland
BHA Group, Inc.	100	Delaware
BNR Infrastructure Investment Limited	90	Jersey
CALGEN Holdings, Inc.	100	Delaware
Caribe GE International of Puerto Rico, LLC	100	Puerto Rico
COGELEX	100	France
Concept Laser GmbH	100	Germany
Datex-Ohmeda, Inc.	100	Delaware
EFS BOP, LLC	100	Delaware
EFS Renewables Holdings, LLC	100	Delaware
Electric Insurance Agency, LLC	100	Massachusetts
Electric Insurance Company	100	Massachusetts
ELM Insurance Company	100	Vermont
Employers Reassurance Corporation	100	Kansas
Engine Investments Holding Company	100	Delaware
ERC Long Term Care Solutions, Inc.	100	Delaware
FieldCore Service, Inc.	100	Delaware
GE (China) Co., Ltd.	100	China
GE Aero Energy Power, LLC	100	Delaware
GE Aircraft Engine Services Limited	100	United Kingdom & Northern Ireland
GE Albany C.V.	100	Netherlands
GE Albany CH GmbH	100	Switzerland
GE Albany Global Holdings BV	100	Netherlands
GE Aviation Czech s.r.o.	100	Czech Republic
GE Aviation Distribution Japan Co., Ltd.	100	Japan
GE Aviation Materials, Inc.	100	Delaware
GE Aviation Systems Group Limited	100	United Kingdom & Northern Ireland
GE Aviation Systems Limited	100	United Kingdom & Northern Ireland
GE Aviation Systems LLC	100	Delaware
GE Aviation Systems North America LLC	100	Delaware
GE Aviation Systems Technology LLC	100	Delaware
GE Aviation UK	100	United Kingdom & Northern Ireland
GE Aviation, Engine Services - Singapore Pte. Ltd.	100	Singapore
GE Avio S.r.l.	100	Italy
GE Caledonian Limited	100	United Kingdom & Northern Ireland
GE Canada Holdings, LLC	100	Delaware

Exhibit 21

	Percentage of voting
	securities directly or	State or Country
	indirectly owned by	of incorporation
	registrant (1)	or organization
GE Capital Australia Funding Pty Ltd	100	Australia
GE Capital Canada CAD Liquidity Funding LP	100	Canada
GE Capital Commercial Finance B.V.	100	Netherlands
GE Capital DG2 Holdings LLC	100	Delaware
GE Capital EFS Financing, Inc.	100	Delaware
GE CAPITAL EQUIPMENT FINANCE LTD	100	United Kingdom & Northern Ireland
GE Capital European Treasury Services Ireland Unlimited Company	100	Ireland
GE Capital Global Holdings, LLC	100	Delaware
GE Capital International 4 Limited	100	United Kingdom & Northern Ireland
GE Capital International Funding Company Unlimited Company	100	Ireland
GE Capital International Holdings Limited	100	United Kingdom & Northern Ireland
GE Capital International Limited	100	United Kingdom & Northern Ireland
GE Capital Limited	100	United Kingdom & Northern Ireland
GE Capital Treasury Services (U.S.) LLC	100	Delaware
GE Capital UK Holdings LLC	100	Delaware
GE Capital US Holdings, Inc.	100	Delaware
GE Celma LTDA	100	Brazil
GE Digital Holdings LLC	100	Delaware
GE Digital LLC	100	Delaware
GE Drives & Controls, Inc.	100	Delaware
GE EFS Power Investments B.V.	50	Netherlands
GE Energias Renovaveis Ltda.	100	Brazil
GE Energy (USA), LLC	100	Delaware
GE Energy Management Services, LLC	100	Delaware
GE Energy Manufacturing Technology Center Factory	100	Saudi Arabia
GE Energy Parts, Inc.	100	Delaware
GE Energy Power Conversion France	100	France
GE Energy Power Conversion GmbH	100	Germany
GE Energy Power Conversion Group	100	France
GE Energy Power Conversion UK Holdings Limited	100	United Kingdom & Northern Ireland
GE Energy Power Conversion UK Limited	100	United Kingdom & Northern Ireland
GE Energy Power Conversion USA Inc.	100	Delaware
GE Energy Products France SNC	100	France
GE Energy Services, Inc.	100	Delaware
GE Energy Switzerland GmbH	100	Switzerland
GE Engine Services - Dallas, LP	100	Delaware
GE Engine Services - Miami, Inc.	100	Delaware
GE Engine Services Distribution, L.L.C.	100	Delaware
GE Engine Services Malaysia Sdn. Bhd.	100	Malaysia
GE Engine Services UNC Holding I, Inc.	100	Delaware
GE Engine Services, LLC	100	Delaware
GE Evergreen Engine Services Corporation	51	Taiwan
GE Financial Funding Unlimited Company	100	Ireland
GE Financial Holdings Unlimited Company	100	Ireland
GE Financial Ireland Unlimited Company	100	Ireland
GE Financial Markets Unlimited Company	100	Ireland

Exhibit 21

	Percentage of voting
	securities directly or	State or Country
	indirectly owned by	of incorporation
	registrant (1)	or organization
GE France	100	France
GE Funding Operations Co., Inc.	100	Delaware
GE GAS POWER FRANCE	100	France
GE Gas Turbines (Greenville) L.L.C.	100	Delaware
GE Global Parts & Products GmbH	100	Switzerland
GE GMC Holdings Inc.	100	Delaware
GE Grid Alliance B.V.	100	Netherlands
GE Grid GmbH	100	Germany
GE Grid Solutions UK B.V.	100	Netherlands
GE Grid Solutions, LLC	100	Delaware
GE Healthcare (China) Co., Ltd.	100	China
GE Healthcare (Shanghai) Co Ltd	100	China
GE Healthcare AS	100	Norway
GE Healthcare Austria GmbH & Co OG	100	Austria
GE Healthcare BV	100	Belgium
GE Healthcare do Brasil Comercio e Servicos para Equipamentos Medico-Hospitalares Ltda.	100	Brazil
GE Healthcare European Holdings SARL	100	Luxembourg
GE Healthcare Finland Oy	100	Finland
GE Healthcare GmbH	100	Germany
GE Healthcare GmbH	100	Germany
GE Healthcare Holding Norge AS	100	Norway
GE Healthcare IITS USA Corp.	100	Vermont
GE Healthcare Inc.	100	Delaware
GE Healthcare Ireland Limited	100	Ireland
GE Healthcare Japan Corporation	100	Japan
GE Healthcare Limited	100	United Kingdom & Northern Ireland
GE Healthcare Manufacturing LLC	100	Delaware
GE Healthcare Norge AS	100	Norway
GE Healthcare Norway Holding AS	100	Norway
GE Healthcare Sweden Holding AB	100	Sweden
GE Healthcare Trade and Development LLC	100	Delaware
GE Healthcare USA Holding LLC	100	Delaware
GE HFS, LLC	100	Delaware
GE Holdings (US), LLC	100	Delaware
GE HOLDINGS LUXEMBOURG & CO S.a.r.l.	100	Luxembourg
GE Hungary Kft.	100	Hungary
GE Hydro China Co., Ltd.	99	China
GE Hydro France	100	France
GE India Industrial Pvt Ltd	100	India
GE Industrial Consolidation Limited	100	United Kingdom & Northern Ireland
GE Industrial Finance Germany GmbH	100	Germany
GE Industrial France	100	France
GE Industrial Hedging Services Unlimited Company	100	Ireland
GE Industrial West Africa Holdings B.V.	100	Netherlands
GE Infrastructure Aviation	100	United Kingdom & Northern Ireland
GE Infrastructure Technology International LLC	100	Delaware
GE Inspection and Repair Services Limited	100	United Kingdom & Northern Ireland
GE Ireland USD Holdings Unlimited Company	100	Ireland

Exhibit 21

	Percentage of voting
	securities directly or	State or Country
	indirectly owned by	of incorporation
	registrant (1)	or organization
GE Italia Holding S.r.l.	100	Italy
GE Japan Investments Coöperatief U.A.	100	Netherlands
GE LIGHTING SYSTEMS S.R.L.	100	Italy
GE Maintenance Services, LLC	100	Delaware
GE Medical Holding AB	100	Sweden
GE Medical Systems Global Technology Company, LLC	100	Delaware
GE Medical Systems Information Technologies GmbH	100	Germany
GE Medical Systems Information Technologies, Inc.	100	Wisconsin
GE Medical Systems Italia SpA	100	Italy
GE Medical Systems Limited	100	United Kingdom
GE Medical Systems Societe en Commandite Simple	100	France
GE Medical Systems Sweden AB	100	Sweden
GE Medical Systems Trade and Development (Shanghai) Co., Ltd.	100	China
GE Medical Systems, L.L.C.	100	Delaware
GE Medical Systems, Ultrasound & Primary Care Diagnostics, LLC	100	Delaware
GE Mexico, S.de R.L. de C.V.	100	Mexico
GE Military Systems	100	Delaware
GE Mobile Interim Solutions, LLC	100	Delaware
GE Money Servicing Limited	100	United Kingdom & Northern Ireland
GE Oil & Gas US Holdings I, Inc.	100	Delaware
GE Oil & Gas US Holdings IV, Inc.	100	Delaware
GE On Wing Support, Inc.	100	Delaware
GE Pacific Holdings Pte. Ltd.	100	Singapore
GE Pacific Private Limited	100	Singapore
GE Packaged Power, L.P.	100	Delaware
GE Packaged Power, LLC	100	Delaware
GE Passport, LLC	63	Delaware
GE Power & Water Equipamentos e Servicos de Energia e Tratamento de Água Ltda.	100	Brazil
GE Power GmbH	100	Germany
GE Power India Limited	69	India
GE Power Netherlands B.V.	100	Netherlands
GE Power Sp. z o.o.	100	Poland
GE Power Systems India Private Limited	100	India
GE Precision Healthcare LLC	100	Delaware
GE Renewable Energy Australia Pty Ltd	100	Australia
GE Renewable Energy Canada Inc.	100	Canada
GE Renewable Holding B.V.	100	Netherlands
GE Renewables North America, LLC	100	Delaware
GE Repair Solutions Singapore Pte. Ltd.	100	Singapore
GE SCF SOCIETE EN COMMANDITE PAR ACTIONS	100	France
GE Sistemas Medicos de Mexico, SA de CV	100	Mexico
GE Smallworld (Singapore) Pte. Ltd.	100	Singapore
GE STEAM POWER S AND E AFRICA PROPRIETARY LIMITED	75	South Africa
GE Steam Power Service France	100	France
GE Steam Power Systems	100	France
GE Steam Power, Inc.	100	Delaware
GE T&D India Limited	75	India
GE Treasury APAC Pte. Ltd.	100	Singapore
GE Treasury Services Industrial Ireland Limited	100	Ireland

Exhibit 21

	Percentage of voting
	securities directly or	State or Country
	indirectly owned by	of incorporation
	registrant (1)	or organization
GE UK Group	100	United Kingdom & Northern Ireland
GE UK Holdings	100	United Kingdom & Northern Ireland
GE Vietnam Limited	100	Vietnam
GE Wind Energy Equipment Manufacturing (Shenyang) Co. Ltd .	100	China
GE Wind Energy GmbH	100	Germany
GE Wind Energy, S.L.	100	Spain
GE WIND France SAS	100	France
GE Working Capital Solutions, LLC	100	Delaware
GEAE Technology, Inc.	100	Delaware
GEAST SAS	100	France
GEH HOLDINGS	100	United Kingdom & Northern Ireland
GE-Hitachi Nuclear Energy Americas LLC	60	Delaware
GENE Holding LLC	100	Delaware
General Electric (Bermuda) Ltd.	100	Bermuda
General Electric (Switzerland) GmbH	100	Switzerland
General Electric Canada	100	Canada
General Electric Canada Company	100	Canada
General Electric Company Polska Sp. z o.o.	100	Poland
General Electric Deutschland Holding GmbH	100	Germany
General Electric do Brasil Ltda.	100	Brazil
GENERAL ELECTRIC ENERGY UK LIMITED	100	United Kingdom & Northern Ireland
General Electric Financing C.V.	100	Netherlands
General Electric Global Services GmbH	100	Switzerland
General Electric Healthcare Espana, SA	100	Spain
General Electric International (Benelux) B.V.	100	Netherlands
General Electric International Japan Investments I SARL	100	Luxembourg
General Electric International Operations Company, Inc.	100	Delaware
General Electric International, Inc.	100	Delaware
General Electric Renovables Espana, S.L.	100	Spain
General Electric Services (Bermuda) Ltd.	100	Bermuda
General Electric Technology GmbH	100	Switzerland
General Electric UK Holdings Ltd.	100	United Kingdom & Northern Ireland
Global Nuclear Fuel - Japan Co., Ltd.	60	Japan
Global Nuclear Fuel-Americas, LLC	60	Delaware
Grid Solutions (U.S.) LLC	100	Delaware
Grid Solutions Enerji Endustrisi A.S.	100	Turkey
GRID Solutions S.p.A.	100	Italy
Grid Solutions SAS	100	France
Grid Solutions Transmissao de Energia Ltda.	100	Brazil
IDX Systems Corporation	100	Vermont
IGE Energy Services (UK) Limited	100	United Kingdom & Northern Ireland
IGE USA Investments Limited	100	United Kingdom & Northern Ireland
Inland Empire Energy Center, LLC	100	Delaware
Inland Empire Holding Limited I, Inc.	100	Delaware
Instrumentarium Holdings, Inc.	100	Delaware
International General Electric (U.S.A.)	100	United Kingdom & Northern Ireland

Exhibit 21

	Percentage of voting
	securities directly or	State or Country
	indirectly owned by	of incorporation
	registrant (1)	or organization
Johnson Technology, Inc.	100	Delaware
Lighthouse General Insurance Company Limited	100	Gibraltar
Lighthouse Life Assurance Company Limited	100	Gibraltar
Limited Liability Company GE Healthcare	100	Russia
Limited Liability Company GE RUS	100	Russia
Linden VFT, LLC	100	Delaware
LM (China) Investment Company Limited	100	China
LM Group Holding A/S	100	Denmark
LM Wind Power (Spain) SLU	100	Spain
LM Wind Power A/S	100	Denmark
LM Wind Power Blades (India) Private Limited	100	India
LM Wind Power Blades (Poland) Sp. z.o.o.	100	Poland
LM Wind Power do Brasil S.A.	100	Brazil
Midwest Electric Products, Inc.	100	Minnesota
Nautilus Pacific Three LLC	100	Japan
Nihon Medi-Physics Co., Ltd.	50	Japan
Nuclear Fuel Holding Co., Inc.	100	Delaware
OEC Medical Systems, Inc.	100	Delaware
One GE Healthcare UK	100	United Kingdom & Northern Ireland
Power Holding LLC	100	Delaware
PT GE Operations Indonesia	100	Indonesia
Ropcor, Inc.	100	Delaware
Sentinel Protection & Indemnity Company	100	New York
Shady Hills Power Company, L.L.C.	100	Delaware
UK Grid Solutions Limited	100	United Kingdom & Northern Ireland
Union Fidelity Life Insurance Company	100	Kansas
Unison Engine Components Inc.	100	Delaware
Unison Industries, LLC	100	Delaware
US Wind Group Holdings, LLC	100	Delaware
Viceroy, Inc.	100	Delaware
Whatman International Limited	100	United Kingdom & Northern Ireland
Whatman Limited	100	United Kingdom & Northern Ireland
Wipro GE Healthcare Private Limited	51	India
Working Capital Solutions Funding LLC	100	Delaware
(1)    With respect to certain companies, shares in names of nominees and qualifying shares in names of directors are included in above percentages.